CERTIFICATION
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of United Network Marketing Services, Inc. (the "Company") on Form 10-QSB for the Fiscal Quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Levy, President, Principal Executive Officer and Principal Financial and Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Kenneth Levy
                                       ----------------
                                       Kenneth Levy
                                       President, Principal Executive
                                       Officer and Principal Financial
                                       and Accounting Officer
                                       August 12, 2004